FOUNDERS INDUSTRIES, INC.

Corporate Offices
1026 West Main Street Suite 104
Lewisville, TX 75067

Telephone 972 353-0175
Facsimile 972-219-1832

Bryan L. Walker
Chairman

acctg@airmail.net

January 1, 2004
Effective Date
First Class Mail

DENNIS ODOM
9421 Pebble Beach NE
Albuquerque, NM 87111

 Dennis:

The purpose of this writing is to confirm the amended terms of the repayment on that certain Renewal And Extension Agreement note due you by Founders Industries, Inc., dated April 8, 2003, in the original principal amount of $200,000.00 USD.

The effective date of the below-listed changes is 1/1/04.

               1. There will be a one-year moratorium on payments of principal and interest. The next payment will be in January, 2005.

               2. Interest will continue to accrue at the stated interest rate. This interest will be added to the end of the note's amortization period.

There being nothing further, I remain

Sincerely,

________________________________
Bryan L. Walker,
President & Chief Executive Officer

________________________________
Dennis Odom